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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 30, 2000



                         PENNZOIL-QUAKER STATE COMPANY
            (Exact name of registrant as specified in its charter)



          Delaware                                              76-0200625
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                     Identification No.)



                 Pennzoil Place
                  P.O. Box 2967
                 Houston, Texas                              77252-2967
    (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code: (713) 546-4000
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Item 5. Other Events.

        On November 30, 2000, Pennzoil-Quaker State Company (the "Company") entered into an Underwriting Agreement, in the form of Exhibit 1 hereto, with the Underwriter named therein with respect to the issue and sale by the Company of $150,000,000 aggregate principal amount of its 8.65% Notes due December 1, 2002 (the "Notes"). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement (Registration Statement No. 333-65909) of the Company. The Notes will be issued under an Indenture, dated as of February 1, 1999, between the Company and The Chase Manhattan Bank (successor to Chase Bank of Texas, National Association), as Trustee, in the form of Exhibit 4.1 hereto, as supplemented by the Company's Officer's Certificate Delivered Pursuant to Section 301 of the Indenture dated as of February 1, 1999, dated as of November 30, 2000, in the form of Exhibit 4.2 hereto.


Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

        The following exhibits are filed herewith:

        1 Underwriting Agreement, dated as of November 30, 2000, among the Company and Salomon Smith Barney Inc.

        4.1 Indenture, dated as of February 1, 1999, between the Company and The Chase Manhattan Bank (successor to Chase Bank of Texas, National Association), as Trustee (incorporated by reference to Exhibit 4.1 of the Company's Current Report on Form 8-K dated March 30, 1999)

        4.2 Officer's Certificate Delivered Pursuant to Section 301 of the Indenture dated as of February 1, 1999, dated as of December 1, 2000, providing for the issuance of the Company's 8.65% Notes due December 1, 2002.

        4.3 Form of 8.65% Note due December 1, 2002 (included in Exhibit 4.2 above).

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PENNZOIL-QUAKER STATE COMPANY



Date: December 1, 2000             By: /s/ Laurie K. Stewart
                                      ----------------------------
                                      Laurie K. Stewart
                                      Vice President and
                                      Treasurer

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